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                                                                    EXHIBIT 99.2


                          Independent Auditors' Report


Board of Directors
Apartment Investment and Management Company

We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses of the Realty Investment Apartment Communities I (the "Communities"), as described in Note 1 for the year ended December 31, 1997. This Combined Historical Summary is the responsibility of the Communities' management. Our responsibility is to express an opinion on this Combined Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The Combined Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Apartment Investment and Management Company, as described in Note 1 and is not intended to be a complete presentation of the income and expenses of the Communities.

In our opinion, the Combined Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses of the Realty Investment Apartment Communities I, as described in Note 1, for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                         /s/ BEERS & CUTLER PLLC


February 11, 1998, except for Note 1, as to
      which the date is October 16, 1998
Washington, D.C.


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                    Realty Investment Apartment Communities I

                         Combined Historical Summary of
                   Gross Income and Direct Operating Expenses



                                                                                            SIX MONTHS
                                                                          YEAR ENDED          ENDED
                                                                         DECEMBER 31,        JUNE 30,
                                                                             1997              1998
                                                                      -------------------------------------
                                                                                           (unaudited)
GROSS INCOME
   Net rental income                                                      $   7,772,039     $  4,004,982
   Service and other income                                                     448,694          239,970
                                                                      -------------------------------------
   Total gross income                                                         8,220,733        4,244,952

DIRECT OPERATING EXPENSES
   Furnished apartment expense                                                  108,336           64,813
   Marketing                                                                    182,522           85,784
   Management fees                                                              378,372          195,552
   Administrative expenses                                                      315,850          160,158
   Utilities                                                                    563,775          279,402
   Maintenance and repairs                                                    1,175,061          490,155
   Taxes and insurance                                                          777,725          418,732
   Personnel costs                                                            1,236,847          630,949
                                                                      -------------------------------------
   Total direct operating expenses                                            4,738,488        2,325,545
                                                                      -------------------------------------

Excess of gross income over direct operating expenses                     $   3,482,245     $  1,919,407
                                                                      =====================================


See accompanying notes.

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                    Realty Investment Apartment Communities I

              Notes to Combined Historical Summary of Gross Income
                          and Direct Operating Expenses

                        Year Ended December 31, 1997 and
                   Six Months Ended June 30, 1998 (unaudited)




1. ORGANIZATION AND BASIS OF PRESENTATION

The Realty Investment Apartment Communities I (the "Communities") include seven separate residential apartment communities located in Florida, California and Georgia. The Communities, which are under common management and control, have been summarized as follows:



              COMMUNITY                             LOCATION                   NUMBER OF UNITS
              ---------                             --------                   ---------------
         The Pines Apartments                    Palm Bay, FL                        216
         Pinebrook Apartments                    Jacksonville, FL                    208
         Fieldcrest Apartments                   Jacksonville, FL                    240
         The Breakers Apartments                 Daytona Beach, FL                   208
         Park Apartments                         Melbourne, FL                       120
         Royal Gardens Apartments                Hemet, CA                           137
         Weatherly Apartments                    Stone Mountain, GA                  224
                                                                                     ---

         Total                                                                      1,353
                                                                                    =====

On October 16, 1998, the Communities were sold to Apartment Investment and Management Company, a publicly traded real estate investment trust.

The accompanying Combined Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Apartment Investment and Management Company.

The Combined Historical Summary is not intended to be a complete presentation of income and expenses of the Communities, as certain costs such as depreciation, amortization, interest, and other debt service costs have been excluded. These costs are not considered to be direct operating expenses.


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                    Realty Investment Apartment Communities I

              Notes to Combined Historical Summary of Gross Income
                    and Direct Operating Expenses (continued)




2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of the Combined Historical Summary in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts included in the Combined Historical Summary and accompanying notes thereto. Actual results could differ from those estimates.

REVENUE RECOGNITION

Rental income for occupied units is recorded as earned based on the amount reflected in the lease.

INTERIM UNAUDITED FINANCIAL INFORMATION

The accompanying interim unaudited Combined Historical Summary has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the Combined Historical Summary for the year ended December 31, 1997. In the opinion of management of the Communities, all material adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the information for this interim period have been made. The excess of gross income over direct operating expenses for such interim period is not necessarily indicative of the excess of gross income over direct operating expenses for the full year.

3. TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES

Realty Investment Company, Inc., an affiliate of the Communities, receives management fees relating to the Communities. The management fee ranges from 4.0% to 5.0% of gross receipts, as defined in the management agreement.


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